EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants,we hereby consent to the incorporation of our report included in this Form 8-K/A into the Company's previously filed Registration Statement File No. 333-40023.

Houston, Texas
December 23, 1997